Exhibit 10.1.14

EXECUTION COPY

CONSENT AND AMENDMENT NO. 19

Dated as of December 20, 2010

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS CONSENT AND AMENDMENT NO. 19 (“Amendment”) is made as of December 20, 2010 by and among YRC Worldwide Inc. (the “Company”) and the Canadian Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to a certain consent and certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such consent and amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Consent. The Company has informed the Administrative Agent and the Lenders that the Company (through one of its Subsidiaries) intends to enter into a Sale and Leaseback transaction in respect of a parcel of real property, all as more fully described on Annex A hereto (the “Proposed Sale and Leaseback”). Subject to satisfaction or waiver of the conditions precedent set forth in Section 3 below, and so long as the Net Cash Proceeds received by the Company and/or its Subsidiaries in connection with the Proposed Sale and Leaseback are equal to or greater than the amount set forth on Annex A attached hereto, the Required Lenders hereby (i) consent to the Proposed Sale and Leaseback and (ii) authorize the Administrative Agent to release the Liens on the assets that are being sold, transferred or disposed of in connection with the Proposed Sale and Leaseback. It is understood and agreed by all parties hereto that the Proposed Sale and Leaseback shall constitute an Asset Sale, a Real Estate Asset Sale and a Prepayment Event under the Credit Agreement.

2. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions therein in the appropriate alphabetical order as follows:

“AIP” means an agreement in principle among the Consenting Parties in respect of the restructuring and recapitalization of the Company and its Subsidiaries as set forth in a definitive term sheet executed by all of the Consenting Parties and setting forth the material terms of such restructuring and recapitalization and attaching thereto the forms of each material agreement required to effectuate such contemplated restructuring and recapitalization, which documents shall be consistent with such term sheet and acceptable to the Consenting Parties, each in their sole discretion.

“AIP Condition” means that the AIP exists.

“Amendment No. 19 Effective Date” means December 20, 2010.

“Closing Condition” means that the restructuring and recapitalization contemplated by the AIP has been effectuated and closed.

“Consenting Party” means, as of any date of determination, each of (i) the Company, (ii) the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters, (iii) the Required Lenders, (iv) the Steering Group Majority and (v) the Administrative Agent (and, collectively, the “Consenting Parties”); provided that it is acknowledged and agreed that (a) the Steering Group Majority shall cease to be a Consenting Party for any and all purposes under this Agreement on and after any date on which the Steering Group Exposure is less than 55% of the Steering Group Initial Exposure and (b) the Steering Group shall represent in writing to the Administrative Agent and the Company on a confidential basis the Steering Group Exposure in connection with providing any consent as a Consenting Party in accordance with the terms of this Agreement; and provided further that, other than as set forth in the immediately foregoing proviso, the Steering Group Majority may not be removed as a Consenting Party under this Agreement without the written consent of each Lender.

“Documentation Condition” means that each document required to effectuate the restructuring and recapitalization contemplated by the AIP is in final form as between the Consenting Parties and is acceptable to each Consenting Party in its sole discretion.

“IBT MOU” means the Agreement for the Restructuring of the YRC Worldwide, Inc. Operating Companies dated September 24, 2010, by and among YRC, Inc., USF Holland, Inc., New Penn Motor Express, Inc. and the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters together with the accompanying term sheet, a copy of which is attached hereto as Exhibit G.

“Informal Group” means the informal group of unaffiliated Lenders and Participants represented by Akin Gump Strauss Hauer & Feld LLP and Houlihan Lokey Howard & Zukin Capital, Inc.

“Milestone Default” means that the following shall occur: (1) a Milestone Failure shall have occurred and (2) the Required Lenders have declared in writing that an Event of Default has occurred as a result of such condition remaining unsatisfied as of 12:00 a.m. (NYC time) on the date immediately following the occurrence of such Milestone Failure.

“Milestone Failure” means that any of the following shall occur: (1) the AIP Condition has not been satisfied on or prior to February 28, 2011 (as such date may be extended as

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contemplated by the definition of “Deferred Payment Termination Date”), (2) the Documentation Condition has not been satisfied on or prior to March 15, 2011 (as such date may be extended as contemplated by the definition of “Deferred Payment Termination Date”) or (3) the Closing Condition has not been satisfied on or prior to the earlier of (x) the Restructuring Closing Date or (y) May 13, 2011 (as such dates may be extended as contemplated by the definition of “Deferred Payment Termination Date”).

“Restructuring Closing Date” means the date mutually agreed upon by the Consenting Parties as the date by which the Closing Condition must be satisfied (or such later date as may be agreed to by the Supermajority Lenders and the Company but in no event to be later than December 31, 2011).

“Steering Group” means a group of Lenders identified to the Administrative Agent and the Company on December 8, 2010 as the steering committee of the Informal Group, it being understood and agreed that the composition of such Steering Group may change following the Amendment No. 19 Effective Date from time to time as and when such changes are identified to the Administrative Agent and the Company.

“Steering Group Exposure” means, with respect to determining whether the Steering Group Majority is a Consenting Party at any time, the sum at such time, without duplication, of the Steering Group’s Total Exposures.

“Steering Group Initial Exposure” means the Steering Group Exposure as of December 8, 2010, which has been represented in writing by the Steering Group to the Administrative Agent and the Company on a confidential basis as of such date.

“Steering Group Majority” means, as of any date of determination, the Lenders of the Steering Group representing greater than 50% of the Steering Group Exposure as of such date.

“Total Exposure” means, with respect to any Person at any time, the sum at such time, without duplication, of (i) such Person’s Revolving Credit Exposure, outstanding principal amount of Term Loans and unused Commitments and (ii) the principal amount of participations held by such Person in accordance with the terms of Section 11.04 hereof.

(b) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “shall mean Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income,” appearing therein and to replace therefor a reference to “shall mean Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, without duplication,”.

(c) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby further amended to rename clauses (n), (o), (p), (q) and (r) as clauses (o), (p), (q), (r) and (s), respectively.

(d) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby further amended to insert a new clause (n) immediately following clause (m) thereof as follows:

(n) write-off of deferred financing, legal and accounting costs (i) with respect to this Agreement that are associated with the permanent reductions of Commitments pursuant to the terms of Section 2.12(e), Section 2.12(i) and Section 2.12(l) and (ii) with respect to the

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Yellow Receivables Facility that are associated with permanent reductions of commitments thereunder or refinancing thereof,

(e) The definition of “Deferred Payment Termination Date” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Deferred Payment Termination Date” means the earliest of the occurrence of (i) the earliest to occur of (a) the fifth (5th) day following February 28, 2011 (or if such fifth day is not a Business Day, the immediately following Business Day) (as such date may be extended pursuant to the terms of this definition) unless the AIP Condition has been satisfied on or prior to February 28, 2011 (or such extended date), (b) the fifth (5th) day following March 15, 2011 (or if such fifth day is not a Business Day, the immediately following Business Day) (as such date may be extended pursuant to the terms of this definition) unless the Documentation Condition has been satisfied on or prior to March 15, 2011 (or such extended date) and (c) the earlier of (1) the fifth (5th) day following the Restructuring Closing Date (or if such fifth day is not a Business Day, the immediately following Business Day) and (2) the fifth (5th) day following May 13, 2011 (or if such fifth day is not a Business Day, the immediately following Business Day) (or, in the case of each of the foregoing clauses (a), (b) and (c), such later date as may be agreed to by the Supermajority Lenders and the Company but in no event to be later than December 31, 2011) and (ii) any Deferral Termination Event.

(f) The definition of “Interest Payment Date” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete each reference to “three months’ duration” appearing therein and to replace therefor a reference to “three months’ duration (and, following the occurrence of any Milestone Failure, one month’s duration)”.

(g) The definition of “Specified Pension Fund Deferral Transaction Amendment” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “December 31, 2010” appearing therein and to replace therefor a reference to “December 31, 2010 (or on and after the Amendment No. 19 Effective Date, the earlier of (x) May 31, 2011 and (y) the occurrence of a Deferred Payment Termination Date)”.

(h) Section 2.12(g) of the Credit Agreement is hereby amended to delete the reference to “(i) shall first prepay ABR Loans and then prepay Eurocurrency Loans and (ii)” appearing therein.

(i) Section 2.12(l) of the Credit Agreement is hereby amended to delete the reference to “Liquidity Determination Date” appearing therein and to replace therefor a reference to “Liquidity Excess Determination Date”.

(j) Section 2.12(l)(i) of the Credit Agreement is hereby further amended to replace each reference to “(and, for purposes of calculating Liquidity for this Section 2.12(l), the Revolving Commitments shall be deemed to be permanently reduced on the fifth (5th) Business Day preceding such Liquidity Excess Determination Date (calculated exclusive of such Liquidity Excess Determination Date))” appearing in clause (i) thereof and to replace therefor a reference to “(and, for purposes of calculating Liquidity for this Section 2.12(l), the Revolving Commitments shall be deemed to be permanently reduced on the fifth (5th) Business Day preceding such Liquidity Excess Determination Date (calculated exclusive of such Liquidity Excess Determination Date), but, for the avoidance of doubt, such permanent reduction shall actually be effected by the Administrative Agent as of such Liquidity Excess Determination Date)”.

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(k) Section 2.12(l)(ii) of the Credit Agreement is hereby further amended to replace each reference to “(and, for purposes of calculating Liquidity, the Revolving Commitments shall be deemed to be permanently reduced on the fifth (5th) Business Day preceding such Liquidity Excess Determination Date (calculated exclusive of such Liquidity Excess Determination Date))” appearing in clause (i) thereof and to replace therefor a reference to “(and, for purposes of calculating Liquidity for this Section 2.12(l), the Revolving Commitments shall be deemed to be permanently reduced on the fifth (5th) Business Day preceding such Liquidity Excess Determination Date (calculated exclusive of such Liquidity Excess Determination Date), but, for the avoidance of doubt, such permanent reduction shall actually be effected by the Administrative Agent as of such Liquidity Excess Determination Date)”.

(l) Article III of the Credit Agreement is hereby amended to insert a new Section 3.16 thereto immediately following Section 3.15 as follows:

SECTION 3.16. IBT MOU. Attached hereto as Exhibit G is a true, accurate and complete copy of the IBT MOU as of September 24, 2010. The IBT MOU has not been terminated under Section 19 thereof or otherwise. Since November 7, 2010, (i) the IBT MOU has been in full force and effect and (ii) the IBT MOU has not been amended, waived or otherwise modified in any respect adverse to the Company or any of its Subsidiaries. For purposes of this Section 3.16, it is understood that the resolution in the ordinary course of business of an employee grievance seeking to enforce the IBT MOU terms will not be deemed to constitute an amendment, waiver of other modification to the IBT MOU.

(m) Section 6.07(c) of the Credit Agreement is hereby restated in its entirety as follows:

(c) Minimum Cash. From and after April 1, 2010, the Company will maintain Available Cash equal to or greater than $25,000,000 at all times.

(n) Section 6.07(d) of the Credit Agreement is hereby restated in its entirety as follows:

(d) Minimum Consolidated EBITDA. The Company will not permit Consolidated EBITDA for any period set forth below to be less than the amount set forth opposite such period:

Period	Minimum Consolidated EBITDA
For the two consecutive fiscal quarters ending September 30, 2010	$50,000,000
For the three consecutive fiscal quarters ending December 31, 2010	$100,000,000
For the four consecutive fiscal quarters ending March 31, 2011	$140,000,000
For the four consecutive fiscal quarters ending June 30, 2011	$210,000,000
For the four consecutive fiscal quarters ending September 30, 2011	$245,000,000
For the four consecutive fiscal quarters ending December 31, 2011	$270,000,000
For the four consecutive fiscal quarters ending March 31, 2012	$300,000,000
For the four consecutive fiscal quarters ending June 30, 2012	$330,000,000

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(o) Section 6.07(e) of the Credit Agreement is hereby restated in its entirety as follows:

(e) Maximum Capital Expenditures. The Company will not, nor will it permit any Subsidiary to, incur or make any Capital Expenditures during any period set forth below in an amount exceeding the amount set forth opposite such period:

Period	Maximum Capital Expenditures
For any single fiscal quarter in 2010	$57,500,000
For the four consecutive fiscal quarters ending December 31, 2010	$115,000,000
For the first fiscal quarter in 2011	$20,000,000
For the second fiscal quarter in 2011	$35,000,000
For the third fiscal quarter in 2011	$70,000,000
For the fourth fiscal quarter in 2011	$70,000,000
For any single fiscal quarter in 2012	$50,000,000

(p) Clause (r) of Article VII of the Credit Agreement is hereby amended to delete the reference to “this clause (q)” appearing therein and to replace therefor a reference to “this clause (r)”.

(q) Article VII of the Credit Agreement is hereby amended to (i) delete the “or” at the end of clause (t) thereof, (ii) add an “or” at the end of clause (u) thereof and (iii) insert a new clause (v) thereto immediately following clause (u) as follows:

(v) a Milestone Default shall have occurred; provided that for the avoidance of doubt, no Default or Event of Default shall have occurred with respect to this clause (v) unless and until each of the events described in clauses (1) and (2) of the definition of “Milestone Default” shall have occurred;

(r) Exhibit F to the Credit Agreement is restated in its entirety as set forth on Annex B attached hereto.

(s) A new Exhibit G is hereby added to the Credit Agreement as set forth on Annex C hereto.

(t) The Lenders party hereto hereby acknowledge and agree that (i) Mr. John Lamar is acceptable as the Designated Officer and (ii) the scope of the engagement of Mr. Lamar and the authority granted to Mr. Lamar within the management structure of the Company, in each case as of the date hereof, are acceptable.

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3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Supermajority Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (iii) an amendment in respect of the Yellow Receivables Facility in form and substance reasonably satisfactory to the Administrative Agent (and the Required Lenders hereby consent to such Amendment), (iv) an amendment in respect of the Specified Pension Fund Deferral Transaction Documents in form and substance reasonably satisfactory to the Administrative Agent, (v) evidence reasonably satisfactory to the Administrative Agent that the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters shall have confirmed that this Amendment is acceptable, and (vi) those documents and instruments as may be reasonably requested by the Administrative Agent and (b) the Company shall have paid all previously invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases

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and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders (including any Lender in its capacity as a member of the Informal Group), and, in the case of each of the foregoing, each of its members, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

Signature Page to Consent and Amendment No. 19

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

[LENDER - INSERT FULL LEGAL NAME IN CAPS AND DELETE BRACKETS], as a Lender

By:
Name:
Title:

Signature Page to Consent and Amendment No. 19

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Consent and Amendment No. 19 to the Credit Agreement dated as of August 17, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among YRC Worldwide Inc. (the “Company”) and the Canadian Borrower from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Consent and Amendment No. 19 is dated as of December 20, 2010 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guarantee Agreement, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such Subsidiary Guarantee Agreement, the Security Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: December 20, 2010

[Signature Pages Follows]

EXPRESS LANE SERVICE, INC.

By:
Name:
Title:

IMUA HANDLING CORPORATION

By:
Name:
Title:

NEW PENN MOTOR EXPRESS, INC.

By:
Name:
Title:

ROADWAY EXPRESS INTERNATIONAL, INC.

By:
Name:
Title:

ROADWAY LLC

By:
Name:
Title:

ROADWAY NEXT DAY CORPORATION

By:
Name:
Title:

ROADWAY REVERSE LOGISTICS, INC.

By:
Name:
Title:

USF BESTWAY INC.

By:
Name:
Title:

Signature Page to Consent and Amendment No. 19

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

USF CANADA INC.

By:
Name:
Title:

USF DUGAN INC.

By:
Name:
Title:

USF GLEN MOORE INC.

By:
Name:
Title:

USF HOLLAND INC.

By:
Name:
Title:

USF MEXICO INC.

By:
Name:
Title:

USF REDSTAR LLC

By:
Name:
Title:

USF REDDAWAY INC.

By:
Name:
Title:

USF SALES CORPORATION

By:
Name:
Title:

Signature Page to Consent and Amendment No. 19

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

USF TECHNOLOGY SERVICES INC.

By:
Name:
Title:

USFREIGHTWAYS CORPORATION

By:
Name:
Title:

YRC ASSOCIATION SOLUTIONS, INC.

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

YRC INTERNATIONAL INVESTMENTS, INC.

By:
Name:
Title:

YRC LOGISTICS SERVICES, INC.

By:
Name:
Title:

YRC MORTGAGES, LLC

By:
Name:
Title:

YRC ENTERPRISE SERVICES, INC.

By:
Name:
Title:

Signature Page to Consent and Amendment No. 19

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

YRC REGIONAL TRANSPORTATION, INC.

By:
Name:
Title:

Signature Page to Consent and Amendment No. 19

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

EXECUTION COPY

AMENDMENT NO. 20

Dated as of February 28, 2011

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 20 (“Amendment”) is made as of February 28, 2011 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions therein in the appropriate alphabetical order as follows:

“Agreed EBITDA Amount” means a dollar amount agreed to by the Company, the Administrative Agent and the Required Lenders on or prior to April 29, 2011.

“Confirming Party” means, as of any date of determination, each of (i) the Company, (ii) the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters, (iii) the Steering Group Majority and (iv) the Administrative Agent (and, collectively, the “Confirming Parties”); provided that it is acknowledged and agreed that (a) the Steering Group Majority shall cease to be a Confirming Party for any and all purposes under this Agreement on and after any date on which the Steering Group Exposure is less than 55% of the Steering Group Initial Exposure and (b) the Steering Group shall represent in writing to the Administrative Agent and the Company on a confidential basis the Steering Group Exposure in connection with providing any consent as a Confirming Party in accordance with the terms of this Agreement; and provided further that, other than as set forth in the immediately foregoing proviso, the Steering Group Majority may not be removed as a Confirming Party under this Agreement without the written consent of each Lender.

“Pension Fund Amendment Condition” means that the Administrative Agent has received a duly executed and effective amendment to the applicable Specified Pension Fund Deferral Transaction Documents which amendment modifies the definition of “Deferred Payment Termination Date” (as defined therein) to replace the date of May 31, 2011 set forth therein with July 22, 2011, all in form and substance reasonably satisfactory to the Administrative Agent.

“Restructuring” means a proposed restructuring of the Company and its Subsidiaries.

(b) The definition of “AIP” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“AIP” means an agreement in principle among the Consenting Parties in respect of the Restructuring.

(c) The definition of “Deferred Payment Termination Date” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Deferred Payment Termination Date” means the earliest of the occurrence of (i) the earliest to occur of (a) the fifth (5th) day following February 28, 2011 (or if such fifth day is not a Business Day, the immediately following Business Day) (as such date may be extended pursuant to the terms of this definition) unless the AIP Condition has been satisfied on or prior to February 28, 2011 (or such extended date), (b) the fifth (5th) day following April 29, 2011 (or if such fifth day is not a Business Day, the immediately following Business Day) (as such date may be extended pursuant to the terms of this definition) unless the Documentation Condition has been satisfied on or prior to April 29, 2011 (or such extended date) and (c) the fifth (5th) day following the Restructuring Closing Date (or if such fifth day is not a Business Day, the immediately following Business Day) (or, in the case of each of the foregoing clauses (a), (b) and (c), such later date as may be agreed to by the Supermajority Lenders and the Company but in no event to be later than December 31, 2011) and (ii) any Deferral Termination Event.

(d) The definition of “Documentation Condition” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Documentation Condition” means (i) an agreement to support the Restructuring has been signed by the Company and the Loan Parties and Lenders having Revolving Credit Exposures, outstanding principal amount of Term Loans and unused Commitments representing at least 90% of the sum of the total Revolving Credit Exposures, the aggregate principal amount of Term Loans and the unused Commitments at such time, which support agreement shall be in form and substance acceptable to the Confirming Parties, each in their sole discretion, (ii) (a) the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters has provided all necessary consents to the Restructuring required by the IBT MOU, which consents shall be unqualified and non-contingent other than with respect to the consummation of the Restructuring and (b) contingent only upon the occurrence of the Restructuring Closing Date, waive any termination, modification or similar rights under the IBT MOU such that the collective bargaining agreement shall be fully binding on the parties thereto

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for its specified term, (iii) definitive agreements, offering memoranda and other documents necessary to effectuate the Restructuring (including, without limitation, the corporate governance documents of the reorganized Company) are in final form, all of which shall be in form and substance acceptable to the Confirming Parties, each in their sole discretion, (iv) the Company and its applicable Subsidiaries and each of the Pension Fund Entities shall have duly executed an amendment in respect of the Restructuring to the Specified Pension Fund Deferral Transaction Documents (the effectiveness of such amendment being conditioned solely on the closing of the Restructuring, including, without limitation, the payment of fees and expenses), which amendment is in form and substance acceptable to the Confirming Parties, each in their sole discretion and (v) to the extent deemed reasonably necessary by any of the Confirming Parties, the parties to the Yellow Receivables Facility shall have duly executed an amendment in respect of the Restructuring to the Yellow Receivables Facility (the effectiveness of such amendment being conditioned solely on the closing of the Restructuring, including, without limitation, the payment of fees and expenses), which amendment is in form and substance acceptable to the Confirming Parties, each in their sole discretion.

(e) The definition of “Milestone Failure” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Milestone Failure” means that any of the following shall occur: (1) the AIP Condition has not been satisfied on or prior to February 28, 2011 (as such date may be extended as contemplated by the definition of “Deferred Payment Termination Date”), (2) on or before March 10, 2011 the “Majority Funds” (as defined in the Specified Pension Fund Deferral Transaction Documents) shall have failed to confirm, on terms and conditions acceptable to the Confirming Parties in their sole discretion, their non-binding agreement to the proposed terms of the Restructuring set forth in the non-binding term sheet titled “YRC Worldwide Inc. Summary of Principal Terms of Proposed Restructuring” which was provided to the Majority Funds and/or their advisors on February 22, 2011, subject to the conditions set forth therein as applied to the Funds (including completion of satisfactory due diligence by the Funds and payment of invoiced costs and expenses, including advisors’ fees), (3) the Documentation Condition has not been satisfied on or prior to April 29, 2011 (as such date may be extended as contemplated by the definition of “Deferred Payment Termination Date”) or (4) the Closing Condition has not been satisfied on or prior to the Restructuring Closing Date (as such dates may be extended as contemplated by the definition of “Deferred Payment Termination Date”).

(f) The definition of “Restructuring Closing Date” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Restructuring Closing Date” means May 31, 2011 unless the Pension Fund Amendment Condition has been satisfied (or waived by the Supermajority Lenders), in which case such date shall be automatically extended to July 22, 2011 (or such later date as may be agreed to by the Supermajority Lenders and the Company but in no event to be later than December 31, 2011).

(g) Section 5.01(a) of the Credit Agreement is hereby amended to delete the reference to “(other than in respect of the auditors’ report delivered in 2010 in respect of the fiscal year ended 2009, without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit)” appearing therein and to replace therefor a reference to “(other than in respect of each of the auditors’ report delivered in 2011 in respect of the fiscal year ended 2010 and the auditors’ report delivered in 2010 in respect of the fiscal year ended 2009, without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of

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such audit)”.

(h) Section 6.07(d) of the Credit Agreement is hereby restated in its entirety as follows:

(d) Minimum Consolidated EBITDA. The Company will not permit Consolidated EBITDA for any period set forth below to be less than the amount set forth opposite such period:

Period	Minimum Consolidated EBITDA
For the three consecutive fiscal quarters ending December 31, 2010	$100,000,000
For the four consecutive fiscal quarters ending June 30, 2011	Agreed EBITDA Amount
For the four consecutive fiscal quarters ending September 30, 2011	Agreed EBITDA Amount
For the four consecutive fiscal quarters ending December 31, 2011	Agreed EBITDA Amount
For the four consecutive fiscal quarters ending March 31, 2012	Agreed EBITDA Amount
For the four consecutive fiscal quarters ending June 30, 2012	Agreed EBITDA Amount

; provided that the Company shall propose an Agreed EBITDA Amount for each of the four consecutive fiscal quarter periods ending June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, which amounts shall be satisfactory to the Required Lenders, on or prior to April 29, 2011.

(i) Each of the parties hereto acknowledge and agree that (1) the non-binding term sheet titled “YRC Worldwide Inc. Summary of Principal Terms of Proposed Restructuring” (the “Term Sheet”) which was posted to the private-side Lenders on Intralinks on February 22, 2011 represents the AIP and that the AIP Condition is effective and satisfied upon the effectiveness of this Amendment and (2) this Amendment is not intended to implement the terms of the Term Sheet and nothing in this Amendment is intended to alter the non-binding terms of the Term Sheet or the non-binding nature of the Term Sheet.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Supermajority Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (iii) a duly executed amendment in respect of the Yellow Receivables Facility in form and substance reasonably satisfactory to the Administrative Agent (and the Required Lenders hereby consent to such Amendment) and such amendment shall be in full force and effect contemporaneously with this Amendment, (iv) a duly executed amendment in respect of the Specified Pension Fund Deferral Transaction Documents in form and substance reasonably satisfactory to the Administrative Agent and such amendment shall be in full force and effect contemporaneously with this Amendment, (v) evidence reasonably satisfactory to the Administrative Agent that the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters shall have confirmed that this Amendment is acceptable, and (vi) those documents and instruments as may be reasonably requested by the Administrative Agent and (b) the Company shall have paid all previously invoiced, reasonable, out-of-pocket expenses of the

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Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders (including any Lender in its capacity as a member of the Informal Group), and, in the case of each of the foregoing, each of its members, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating

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hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

Signature Page to Amendment No. 20

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

[LENDER - INSERT FULL LEGAL NAME IN CAPS AND DELETE BRACKETS], as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 20

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 20 to the Credit Agreement dated as of August 17, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among YRC Worldwide Inc. (the “Company”) and the Canadian Borrower from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 20 is dated as of February 28, 2011 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guarantee Agreement, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such Subsidiary Guarantee Agreement, the Security Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: February 28, 2011

[Signature Pages Follows]

EXPRESS LANE SERVICE, INC.

By:
Name:
Title:

IMUA HANDLING CORPORATION

By:
Name:
Title:

NEW PENN MOTOR EXPRESS, INC.

By:
Name:
Title:

ROADWAY EXPRESS INTERNATIONAL, INC.

By:
Name:
Title:

ROADWAY LLC

By:
Name:
Title:

ROADWAY NEXT DAY CORPORATION

By:
Name:
Title:

ROADWAY REVERSE LOGISTICS, INC.

By:
Name:
Title:

USF BESTWAY INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 20

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

USF CANADA INC.

By:
Name:
Title:

USF DUGAN INC.

By:
Name:
Title:

USF GLEN MOORE INC.

By:
Name:
Title:

USF HOLLAND INC.

By:
Name:
Title:

USF MEXICO INC.

By:
Name:
Title:

USF REDSTAR LLC

By:
Name:
Title:

USF REDDAWAY INC.

By:
Name:
Title:

USF SALES CORPORATION

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 20

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

USF TECHNOLOGY SERVICES INC.

By:
Name:
Title:

USFREIGHTWAYS CORPORATION

By:
Name:
Title:

YRC ASSOCIATION SOLUTIONS, INC.

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

YRC INTERNATIONAL INVESTMENTS, INC.

By:
Name:
Title:

YRC LOGISTICS SERVICES, INC.

By:
Name:
Title:

YRC MORTGAGES, LLC

By:
Name:
Title:

YRC ENTERPRISE SERVICES, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 20

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007

YRC REGIONAL TRANSPORTATION, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 20

YRC Worldwide Inc. et al

Credit Agreement dated as of August 17, 2007